                                                                  Exhibit 99(b)
                                                                  Exhibit 2(s)

                 Cohen & Steers Global Income Realty Fund, Inc.

                                POWER OF ATTORNEY

                  Frank K. Ross, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Global Income Realty Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
                                                 /s/ Frank K. Ross
                                              ----------------------------------
                                              Frank K. Ross
                                              Date:  February 16, 2005

                                                                   Exhibit 99(d)

                 Cohen & Steers Global Income Realty Fund, Inc.

                                POWER OF ATTORNEY

                  George Grossman, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Global Income Realty Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                        /s/ George Grossman
                                              ----------------------------------
                                              George Grossman
                                              Date: February 16, 2005

                                                                   Exhibit 99(e)

                 Cohen & Steers Global Income Realty Fund, Inc.

                                POWER OF ATTORNEY

                  Willard H. Smith, Jr., whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Global Income Realty Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                   /s/ Willard H. Smith, Jr
                                              ----------------------------------
                                              Willard H. Smith, Jr
                                              Date: February 16, 2005

                                                                   Exhibit 99(c)


                 Cohen & Steers Global Income Realty Fund, Inc.

                                POWER OF ATTORNEY

                  Robert H. Steers, whose signature appears below, hereby constitutes and appoints Martin Cohen and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Global Income Realty Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                      /s/ Robert H. Steers
                                              ----------------------------------
                                              Robert H. Steers
                                              Date: February 16, 2005

                                                                   Exhibit 99(c)


                 Cohen & Steers Global Income Realty Fund, Inc.

                                POWER OF ATTORNEY

                  Martin Cohen, whose signature appears below, hereby constitutes and appoints Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Global Income Realty Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                   /s/ Martin Cohen
                                              ----------------------------------
                                              Martin Cohen

                                              Date: February 18, 2005

                                                                  Exhibit 99(c)

                 Cohen & Steers Global Income Realty Fund, Inc.

                                POWER OF ATTORNEY

                  Richard J. Norman, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Global Income Realty Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



                                                     /s/ Richard J. Norman
                                              ----------------------------------
                                              Richard J. Norman

                                              Date:  February 16, 2005

                                                                   Exhibit 99(c)

                 Cohen & Steers Global Income Realty Fund, Inc.

                                POWER OF ATTORNEY

                  Bonnie Cohen, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Global Income Realty Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                      /s/ Bonnie Cohen
                                              ----------------------------------
                                              Bonnie Cohen

                                              Date: February 16, 2005